SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

 (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): December 27, 2013

NYBD HOLDING, INC.

(Exact name of registrant as specified in its charter)

Florida	333-148987	20-35337265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 West Olive Avenue 5F Burbank, California	91505
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 710-5437

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On November 21, 2013, the PCAOB revoked the registration of the Registrant’s prior independent accountant, Harris F. Rattray, CPA (“Harris”), due to Harris’ violations of PCAOB rules and auditing standards in auditing the financial statements and PCAOB rules and quality control standards with respect to Harris’ clients; the Registrant was not one of the clients for which Harris was sanctioned.

On December 27, 2013, Harris F. Rattray, CPA (“Harris”) resigned as the independent registered public accounting firm of the Company. The resignation was accepted by the Board of Directors of the Company (the “Board”). Read more: http://pcaobus.org/Enforcement/Decisions/Documents/11212013_Rattray.pdf.

Other than an explanatory paragraph included in Harris’ audit reports for the Company's fiscal year ended December 31, 2012 and 2011 relating to the uncertainty of the Company's ability to continue as a going concern, the audit reports of Harris on the Company's financial statements for the last two fiscal years ended December 31, 2011 and 2012 through December 27, 2013, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's 2012 and 2011 fiscal years and through the date of this Current Report on Form 8-K, (1) there were no disagreements with Harris on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Harris, would have caused Harris to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b) On December 27, 2013, the Company engaged Terry L. Johnson, CPA, as the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended September 30, 2013 and December 31, 2012 through December 27, 2013 neither the Company nor anyone acting on its behalf consulted with Terry L. Johnson, CPA regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Terry L. Johnson, CPA on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Harris or a reportable event with respect to Harris.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2014

NYBD HOLDING, INC. By: /s/ Robert Rico Robert Rico Chief Executive Officer

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